PARTICIPATION AGREEMENT

                                      AMONG

                    SECURITY BENEFIT LIFE INSURANCE COMPANY,

                         PIMCO VARIABLE INSURANCE TRUST,

                                       AND

                         PIMCO ADVISORS DISTRIBUTORS LLC

         THIS AGREEMENT, dated as of the 1st day of May, 2003, by and among Security Benefit Life Insurance Company, (the "Company"), a Kansas life insurance company, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as the "Account"), PIMCO Variable Insurance Trust (the "Fund"), a Delaware business trust, and PIMCO Advisors Distributors LLC (the "Underwriter"), a Delaware limited liability company.

         WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and Underwriter ("Participating Insurance Companies");

         WHEREAS, the shares of beneficial interest of the Fund are divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets;

         WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (the "SEC") granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the "Mixed and Shared Funding Exemptive Order");

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the "1933 Act");

         WHEREAS, Pacific Investment Management Company (the "Adviser"), which serves as investment adviser to the Fund, is duly registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended;

         WHEREAS, the Company has issued or will issue certain variable life insurance and/or variable annuity contracts supported wholly or partially by the Account (the "Contracts"), and

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said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement;

         WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts;

         WHEREAS, the Underwriter, which serves as distributor to the Fund, is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Administrative Class shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios") on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

ARTICLE I.  Sale of Fund Shares

         1.1. The Fund has granted to the Underwriter exclusive authority to distribute the Fund's shares, and has agreed to instruct, and has so instructed, the Underwriter to make available to the Company for purchase on behalf of the Account Fund shares of those Designated Portfolios selected by the Underwriter. Pursuant to such authority and instructions, and subject to Article X hereof, the Underwriter agrees to make available to the Company for purchase on behalf of the Account, shares of those Designated Portfolios listed on Schedule A to this Agreement, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) Fund series (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Company only as the Underwriter may so provide, and (ii) the Board of Trustees of the Fund (the "Board") may suspend or terminate the offering of Fund shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary in the best interests of the shareholders of such Designated Portfolio.

         1.2. The Fund shall redeem, at the Company's request, any full or fractional Designated Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with
Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) the Company shall not redeem Fund shares attributable to Contract owners except in the circumstances permitted in Section 10.3 of this Agreement, and (ii) the Fund may delay redemption of Fund shares of any Designated Portfolio to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

         1.3. Purchase and Redemption Procedures

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                  (a) The Fund hereby appoints the Company as an agent of the
         Fund for the limited purpose of receiving purchase and redemption requests on behalf of the Account (but not with respect to any Fund shares that may be held in the general account of the Company) for shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC (a "Business Day") by the Company as such limited agent of the Fund prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund Prospectus (which as of the date of execution of this Agreement is 4:00 p.m. Eastern Time) shall constitute receipt by the Fund on that same Business Day, provided that the Fund receives notice of such request by 9:00 a.m. Eastern Time on the next following Business Day.

                  (b) The Company shall pay for shares of each Designated Portfolio on the same day that it notifies the Fund of a purchase request for such shares. Payment for Designated Portfolio shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by 4:00 p.m. Eastern Time on the Business Day the Fund is notified of the purchase request for Designated Portfolio shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Designated Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account). If federal funds are not received on time, such funds will be invested, and Designated Portfolio shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

                  (c) Payment for Designated Portfolio shares redeemed by the Account or the Company shall be made in federal funds transmitted by wire to the Company or any other designated person by 4 p.m. Eastern Time on the same Business Day the Fund is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Designated Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to redeem Designated Portfolio shares in assets other than cash (as limited in accordance with Rule 18f-1 under the 1940 Act) and to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any Rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then current prospectus. The Fund shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds by the Company; the Company alone shall be responsible for such action.

                  (d) Any purchase or redemption request for Designated Portfolio shares held or to be held in the Company's general account shall be effected at the net asset value per share next determined after the Fund's receipt of such request, provided that, in the case of a purchase request, payment for Fund shares so requested is received

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

         by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund Prospectus.

         1.4. The Fund shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company by 7:00 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Designated Portfolio is calculated, and shall calculate such net asset value in accordance with the Fund's prospectus. Neither the Fund, any Designated Portfolio, the Underwriter, nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company.

         1.5. The Fund shall furnish notice (by wire or telephone followed by written confirmation) to the Company as soon as reasonably practicable of any income dividends or capital gain distributions payable on any Designated Portfolio shares by the record date. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company promptly of the number of Designated Portfolio shares so issued as payment of such dividends and distributions.

         1.6. Issuance and transfer of Fund shares shall be by book entry only. Stock certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

         1.7. (a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other insurance companies (subject to Section 1.8 hereof) and the cash value of the Contracts may be invested in other investment companies provided, however, that until this Agreement is terminated pursuant to Article X, the Company shall promote the Designated Portfolios on a similar basis as other funding vehicles available under the Contracts. The Company's obligation under this provision shall be fully discharged so long as sales literature describing all of the investment options available under the Contracts mentions the Designated Portfolios as being available and quarterly performance information about the Designated Portfolios is made available on the same basis as the Contract's other investment options.

         (b) The Company shall not, without prior notice to the Underwriter (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

         (c) The Company shall not, without prior notice to the Underwriter (unless otherwise required by applicable law), induce Contract owners to change or modify the Fund or change the Fund's distributor or investment adviser.

         (d) The Company shall not, without prior notice to the Fund, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Board of Trustees of the Fund.

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

         1.8. The Underwriter and the Fund shall sell Fund shares only to Participating Insurance Companies and their separate accounts and to persons or plans ("Qualified Persons") that communicate to the Underwriter and the Fund that they qualify to purchase shares of the Fund under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder without impairing the ability of the Account to consider the portfolio investments of the Fund as constituting investments of the Account for the purpose of satisfying the diversification requirements of Section 817(h). The Underwriter and the Fund shall not sell Fund shares to any insurance company or separate account unless an agreement complying with Article VI of this Agreement is in effect to govern such sales, to the extent required. The Company hereby represents and warrants that it and the Account are Qualified Persons. The Fund reserves the right to cease offering shares of any Designated Portfolio in the discretion of the Fund.

         1.9. The parties may agree, in lieu of the procedures set forth above in this Article 1, to place and settle trades for Fund shares through a clearing corporation. In the event that such a clearing corporation is used, the parties agree to abide by the rules of the clearing corporation.

         1.10 In accordance with the Fund's procedures as in effect from time to time, in the event of an error in the computation of a Designated Portfolio's net asset value per share ("NAV") or any dividend or capital gain distribution (each, a "pricing error"), the Fund shall immediately notify the Company as soon as possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing in accordance with Article XI of this Agreement. A pricing error shall be corrected as follows: (a) if the pricing error results in a difference between the erroneous NAV and the correct NAV of less than $0.01 per share, then no corrective action need be taken; (b) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than $0.01 per share, but less than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Fund shall reimburse the Designated Portfolio for any loss, after taking into consideration any positive effect of such error; however, no adjustments to Contract owner accounts need be made; and (c) if the pricing error results in a difference between the erroneous NAV and the correct NAV equal to or greater than 1/2 of 1% of the Designated Portfolio's NAV at the time of the error, then the Fund shall reimburse the Designated Portfolio for any loss (without taking into consideration any positive effect of such error) and shall reimburse the Company for the costs of adjustments made to correct Contract owner accounts. If an adjustment is necessary to correct a material error which has caused Contract owners to receive less than the amount to which they are entitled, the number of shares of the appropriate Designated Portfolio(s) attributable to the accounts of the Contract owners will be adjusted and the amount of any underpayments shall be credited by the Fund to the Company for crediting of such amounts to the applicable Contract owners accounts. Upon notification by the Fund of any overpayment due to a material error, the Company shall promptly remit to the Fund any overpayment that has not been paid to Contract owners; however, the Fund acknowledges that the Company does not intend to seek additional payments from any Contract owner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. In no event shall the Company be liable to Contract owners for any such adjustments or underpayment amounts. A pricing error within categories (b) or (c) above shall be deemed to be "materially incorrect" or constitute a "material error" for purposes of this Agreement.

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

         The standards set forth in this Section 1.10 are based on the Parties' understanding of the views expressed by the staff of the SEC as of the date of this Agreement. In the event the views of the SEC staff are later modified or superseded by SEC or judicial interpretation, the Parties shall amend the foregoing provisions of this Agreement to comport with the appropriate applicable standards, on terms mutually satisfactory to all Parties.

ARTICLE II.  Representations and Warranties

         2.1. The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws and that the sale of the Contracts shall comply in all material respects with any state insurance suitability requirements that may be deemed to be applicable to the sale. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under Kansas insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act. The Company shall register and qualify the Contracts or interests therein as securities in accordance with the laws of the various states only if and to the extent deemed advisable by the Company.

         2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

         2.3. The Fund may make payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act. Prior to financing distribution expenses pursuant to Rule 12b-1, the Fund will have the Board, a majority of whom are not interested persons of the Fund, formulate and approve a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

         2.4. The Fund makes no representations as to whether any aspect of its operations, including, but not limited to, investment policies, fees and expenses, complies with the insurance laws of the various states.

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

         2.5. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act.

         2.6. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with any applicable state and federal securities laws.

         2.7. The Fund and the Underwriter represent and warrant that all of their trustees/directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.8. The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees to hold for the benefit of the Fund and to pay to the Fund any amounts lost from larceny, embezzlement or other events covered by the aforesaid bond to the extent such amounts properly belong to the Fund pursuant to the terms of this Agreement. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

         3.1. The Underwriter shall provide the Company with as many copies of the Fund's current prospectus as the Company may reasonably request. The Fund shall bear the expense of printing copies of the Fund's current prospectus for the Contracts that will be distributed to existing Contract owners who have allocated Contract value to a Designated Portfolio, and the Company shall bear the expense of printing copies of the Fund's prospectus that are used in connection with offering the Contracts issued by the Company. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus in electronic format at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document. The expenses of such printing shall be apportioned between (a) the Company and (b) the Fund or its designee in proportion to the number of pages of the Contract and Designated Portfolios' prospectuses, with the Fund or its designee to contribute a maximum of $5,000 annually in aggregate towards the expenses of printing such a combined document to existing Contract owners who have allocated Contract value to a Designated Portfolio. Any additional expenses shall be borne by the Company. Additionally, the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers.

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         3.2. The Fund's prospectus shall state that the current Statement of
Additional Information ("SAI") for the Fund is available, and the Underwriter (or the Fund), at its expense, shall provide a reasonable number of copies of such SAI free of charge to the Company for itself and for any owner of a Contract who requests such SAI.

         3.3. The Fund shall provide the Company with information regarding the Fund's expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract. The Company agrees that it will use such information in the form provided. The Company shall provide prior written notice of any proposed modification of such information, which notice will describe in detail the manner in which the Company proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Fund.

         3.4. The Fund will pay or cause to be paid the expenses associated with text composition, printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to Contract owners with respect to proxies related to the Fund, consistent with applicable provisions of the 1940 Act.

         3.5. The Company shall:

                  (i)      solicit voting instructions from Contract owners;

                  (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

                  (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received,

so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners or to the extent otherwise required by law. The Company will vote Fund shares held in any segregated asset account in the same proportion as Fund shares of such portfolio for which voting instructions have been received from Contract owners, to the extent the Company reserves the right to vote Fund shares held in its general account in its own right to the extent permitted by applicable laws.

3.6.3.6. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in a Designated Portfolio calculates voting privileges as required bythe Shared Funding Exemptive Order and consistent with any reasonable standards that the Fund may adopt and provide in writing.

ARTICLE IV.  Sales Material and Information

         4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named. No such material shall be used until approved by the Fund or its designee, and the Fund will use its best efforts for it or its designee to review such sales literature or promotional material within five (5) Business Days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of any such sales

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literature or other promotional material in which the Fund (or a Designated
Portfolio thereof) or the Adviser or the Underwriter is named, and no such material shall be used if the Fund or its designee so object.

         4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or the Adviser or the Underwriter in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Fund shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

         4.3. The Fund and the Underwriter, or their designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or its Account, is named. No such material shall be used until approved by the Company, and the Company will use its best efforts to review such sales literature or promotional material within five (5) Business Days after receipt of such material. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

         4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

         4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

         4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Fund and the Underwriter any complaints received from the Contract owners pertaining to the Fund or the Designated Portfolio.

         4.7. The Fund will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material

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

change in the Fund's registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Fund will work with the Company so as to enable the Company to solicit proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Fund will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

         4.8. For purposes of this Article IV, the phrase "sales literature and other promotional materials" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, SAIs, shareholder reports, proxy materials, and any other communications distributed or made generally available with regard to the Fund.

ARTICLE V.  Fees and Expenses

         5.1. The Fund and the Underwriter shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Fund or Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing, and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter, or other resources available to the Underwriter. Currently, no such payments are contemplated.

         5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares. The Fund or its designee shall bear the expense of distributing Fund proxy material to Contract owners as well as the expenses of tabulating the votes of Contract owners voting Fund shares at Fund shareholder meetings.

         5.3. The Company shall bear the expenses of distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's annual and semi annual reports to such Contract owners.

ARTICLE VI.  Diversification and Qualification

         6.1. The Fund will invest its assets in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Code and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, each Designated Portfolio has complied and will continue to comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

         6.2. The Fund represents that it is or will be qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

         6.3. The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will maintain such treatment, and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.

ARTICLE VII.  Potential Conflicts

The following provisions shall apply only upon issuance of the Mixed and Shared Funding Order and the sale of shares of the Fund to variable life insurance separate accounts, and then only to the extent required under the 1940 Act.

         7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

         7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded.

         7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

         7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement with respect to each Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.6. For purposes of Section 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination;

provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

         7.7. If and to the extent the Mixed and Shared Funding Exemption Order or any amendment thereto contains terms and conditions different from Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Mixed and Shared Funding Exemptive Order, and Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Mixed and Shared Funding Exemptive Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1., 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

         8.1. Indemnification By the Company

         8.1(a). The Company agrees to indemnify and hold harmless the Fund and the Underwriter and each of its trustees/directors and officers, and each person, if any, who controls the Fund or Underwriter within the meaning of
Section 15 of the 1933 Act or who is under common control with the Underwriter (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

         (i) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Underwriter for use in the registration statement, prospectus or SAI for the Contracts or in the

         Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company's authorization or control, with respect to the sale or distribution of the Contracts or Fund Shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

         (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

         (vi) as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

         8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

         8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

         8.2. Indemnification by the Underwriter

         8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Fund, the Underwriter or persons under their control) or wrongful conduct of the Fund or Underwriter or persons under their authorization or control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or the Underwriter; or

         (iv) arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the requirements specified in
         Article VI of this Agreement); or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Fund;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

         8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

         8.3. Indemnification By the Fund

         8.3(a). The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

         (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the requirements specified in Article VI of this Agreement); or

         (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

         8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or the Account, whichever is applicable.

         8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX.  Applicable Law

         9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of California.

         9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, any Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith. If, in the future, the Mixed and Shared Funding Exemptive Order should no longer be necessary under applicable law, then Article VII shall no longer apply.

ARTICLE X. Termination

         10.1. This Agreement shall continue in full force and effect until the first to occur of:

         (a) termination by any party, for any reason with respect to some or all Designated Portfolios, by six (6) months advance written notice delivered to the other parties; or

         (b) termination by the Company by written notice to the Fund and the Underwriter based upon the Company's determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; or

         (c) termination by the Company by written notice to the Fund and the Underwriter in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

         (d) termination by the Fund or Underwriter in the event that formal administrative proceedings are instituted against the Company by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund's shares; provided, however, that the Fund or Underwriter determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

         (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

         (f) termination by the Company by written notice to the Fund and the Underwriter with respect to any Designated Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in
                  Article VI hereof, or if the Company reasonably believes that such Portfolio may fail to so qualify or comply; or

         (g) termination by the Fund or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or

         (h) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

         (i) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund, Adviser, or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

         (j) termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Designated Portfolio of the Fund in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Fund and Underwriter of the date of substitution; or

         (k) termination by any party in the event that the Fund's Board of Trustees determines that a material irreconcilable conflict exists as provided in Article VII.

         10.2. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless the Underwriter requests that the Company seek, or unless the Company determines for itself to seek, an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios. In the event that the Underwriter requests that the Company seek an order, the Underwriter agrees to pay the cost of seeking and implementing such an order, and the Company agrees that it shall reasonably cooperate with the Underwriter and seek such an order upon request. In the event that it is the Company which has determined to seek an order (i.e. it has not been requested by the Underwriter) then the costs of seeking and implementing such order will be borne by the Company. Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts (subject to any election to seek an order under Section 26(b) by the Underwriter, or the Company, as applicable.). The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement. The parties further agree that this Section 10.2 shall not apply to any terminations under Section 10.1(g) of this Agreement.

         10.3. The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"), (iii) upon 45 days prior written notice to the Fund and Underwriter, as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act, but only if a substitution of other securities for the shares of the Designated Portfolios is consistent with the terms of the Contracts, or (iv) as permitted under the terms of the Contract. Upon request, the Company will promptly furnish to the Fund and the Underwriter reasonable assurance that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contacts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 45 days notice of its intention to do so.

         10.4. Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.

ARTICLE XI.  Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Fund:                 PIMCO  Variable Insurance Trust
                                         840 Newport Center Drive, Suite 300
                                         Newport Beach, CA 92660

         If to the Company:              Security Benefit Life Insurance Company
                                         Attention:  General Counsel
                                         One Security Benefit Place
                                         Topeka, Kansas 66636-0001

         If to Underwriter:              PIMCO Advisors Distributors LLC
                                         2187 Atlantic Street

                                         Stamford, CT 06902


ARTICLE XII.  Miscellaneous

         12.1. All persons dealing with the Fund must look solely to the property of the Fund, and in the case of a series company, the respective Designated Portfolios listed on Schedule A hereto as though each such Designated Portfolio had separately contracted with the Company and the Underwriter for the enforcement of any claims against the Fund. The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

         12.2. Subject to the requirements of legal process and regulatory authority, the Fund and the Underwriter shall treat as confidential the names and addresses of the owners of the Contracts and other information about the owners of the Contracts provided by the Company. Each person shall treat as confidential all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information has come into the public domain.

         12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Kansas Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of the Company are being conducted in a manner consistent with the Kansas variable annuity laws and regulations and any other applicable law or regulations.

         12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

SECURITY BENEFIT LIFE
INSURANCE COMPANY:
                            By its authorized officer

                            By:      KAL BAKK

                            Name:    Kal Bakk

                            Title:   Senior Vice President

                            Date:    May 20, 2003



PIMCO VARIABLE INSURANCE TRUST

                            By its authorized officer

                            By:      JEFFREY M. SARGENT

                            Name:    Jeffrey M. Sargent

                            Title:   Senior Vice President

                            Date:    May 5, 2003

PIMCO ADVISORS DISTRIBUTORS LLC

                            By its authorized officer

                            By:      NEWTON SCHOTT

                            Name:    Newton Schott

                            Title:   Managing Director

                            Date:    May 8, 2003

                                   Schedule A

         ACCOUNT(S)                                 CONTRACT(S)                 DESIGNATED PORTFOLIO(S)

SBL Variable Annuity Account XIV         SecureDesigns Variable Annuity         PIMCO All Asset Portfolio
June 26, 2000                                                                   PIMCO Low Duration Portfolio
                                                                                PIMCO Real Return Portfolio

SBL Variable Annuity Account XIV         AdvanceDesigns Variable Annuity        PIMCO All Asset Portfolio
June 26, 2000                                                                   PIMCO Low Duration Portfolio
                                                                                PIMCO Real Return Portfolio
SBL Variable Annuity Account XIV         AdvisorDesigns Variable Annuity        PIMCO Real Return Portfolio
June 26, 2000                                                                   PIMCO Total Return Portfolio

                               AMENDMENT NUMBER 1

                           TO PARTICIPATION AGREEMENT

         WHEREAS, Security Benefit Life Insurance Company (the "Company"), PIMCO Variable Insurance Trust (the "Fund") and PIMCO Advisors Distributors LLC (the "Underwriter") are parties to a Participation Agreement dated May 1, 2003 (the "Agreement"); and

         WHEREAS, terms of the Agreement contemplate that Accounts and Contracts of SBL that are eligible to purchase Designated Portfolios of the Fund may be changed from time to time by amending Schedule A to the Agreement; and

         WHEREAS, the parties wish to add certain Accounts and Contracts to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

         WHEREAS, capitalized terms used but not defined herein, shall have the meaning given them in the Agreement; and

         WHEREAS, all other terms of the Agreement shall remain in full force and effect;

         NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment # 1 to the Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


SECURITY BENEFIT LIFE
INSURANCE COMPANY:
                            By its authorized officer
                            By:      KAL BAKK
                            Name:    Kal Bakk
                            Title:   Sr. Vice President & Chief Marketing
                                     Officer
                            Date:    March 8, 2004

PIMCO VARIABLE INSURANCE TRUST

                            By its authorized officer
                            By:      JEFFREY M. SARGENT
                            Name:    Jeffrey M. Sargent
                            Title:   Senior Vice President
                            Date:    March 25, 2004

PIMCO ADVISORS DISTRIBUTORS LLC

                            By its authorized officer
                            By:      NEWTON B. SCHOTT, JR.
                            Name:    Newton B. Schott, Jr.
                            Title:   Managing Director
                            Date:    April 8, 2004

                                                           Schedule A

---------------------------------------------- ----------------------------------------- -------------------------------------
                      ACCOUNT(S) CONTRACT(S) DESIGNATED PORTFOLIO(S)
---------------------------------------------- ----------------------------------------- -------------------------------------
           SBL Variable Annuity Account XIV    SecureDesigns Variable Annuity            PIMCO All Asset Portfolio
                    June 26, 2000                                                        PIMCO Low Duration Portfolio
                                                                                         PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
           SBL Variable Annuity Account XIV    AdvanceDesigns Variable Annuity           PIMCO All Asset Portfolio
                    June 26, 2000                                                        PIMCO Low Duration Portfolio
                                                                                         PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
           SBL Variable Annuity Account XIV    AdvisorDesigns Variable Annuity           PIMCO Real Return Portfolio
                    June 26, 2000                                                        PIMCO Total Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
              Variflex Separate Account        Variflex Variable Annuity                 PIMCO All Asset Portfolio
                   January 31, 1984                                                      PIMCO Low Duration Portfolio
                                                                                         PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
              Variflex Separate Account        Variflex ES Variable Annuity              PIMCO All Asset Portfolio
                   January 31, 1984                                                      PIMCO Low Duration Portfolio
                                                                                         PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account VIII    Variflex LS Variable Annuity              PIMCO All Asset Portfolio
                  September 12, 1994                                                     PIMCO Low Duration Portfolio
                                                                                         PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account VIII    Variflex Signature Variable Annuity       PIMCO All Asset Portfolio
                  September 12, 1994                                                     PIMCO Low Duration Portfolio
                                                                                         PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account VIII    Variflex Extra Credit Variable Annuity    PIMCO All Asset Portfolio
                  September 12, 1994                                                     PIMCO Low Duration Portfolio
                                                                                         PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account XVII    ClassicStrategies Variable Annuity        PIMCO All Asset Portfolio
                  November 24, 2003                                                      PIMCO Low Duration Portfolio
                                                                                         PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------


                               AMENDMENT NUMBER 2
                           TO PARTICIPATION AGREEMENT


         WHEREAS, Security Benefit Life Insurance Company (the "Company"), PIMCO Variable Insurance Trust (the "Fund") and Allianz Global Investors Distributors (formerly PIMCO Advisors Distributors LLC) (the "Underwriter") are parties to a Participation Agreement dated May 1, 2003 (the "Agreement"); and

         WHEREAS, terms of the Agreement contemplate that Accounts and Contracts of SBL that are eligible to purchase Designated Portfolios of the Fund may be changed from time to time by amending Schedule A to the Agreement; and

         WHEREAS, the parties wish to add certain Accounts and Contracts to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

         WHEREAS, capitalized terms used but not defined herein, shall have the meaning given them in the Agreement; and

         WHEREAS, all other terms of the Agreement shall remain in full force and effect;

         NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment # 2 to the Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

SECURITY BENEFIT LIFE
INSURANCE COMPANY:
                            By its authorized officer
                            By:      ROBERT B. OZENBAUGH
                            Name:    Robert B. Ozenbaugh
                            Title:   Vice President
                            Date:    July 7, 2005

PIMCO VARIABLE INSURANCE TRUST
                            By its authorized officer
                            By:      JEFFREY M. SARGENT
                            Name:    Jeffrey M. Sargent
                            Title:   Senior Vice President
                            Date:    July 25, 2005

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC
                            By its authorized officer
                            By:      E. BLAKE MORE, JR.
                            Name:    E. Blake Moore, Jr.
                            Title:   Managing Director and CEO
                            Date:

                                                           Schedule A

---------------------------------------------- ----------------------------------------- -------------------------------------
                      ACCOUNT(S) CONTRACT(S) DESIGNATED PORTFOLIO(S)
---------------------------------------------- ----------------------------------------- -------------------------------------
           SBL Variable Annuity Account XIV    SecureDesigns Variable Annuity             PIMCO All Asset Portfolio
                    June 26, 2000                                                         PIMCO Low Duration Portfolio
                                                                                          PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
           SBL Variable Annuity Account XIV    AdvanceDesigns Variable Annuity            PIMCO All Asset Portfolio
                    June 26, 2000                                                         PIMCO Low Duration Portfolio
                                                                                          PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
           SBL Variable Annuity Account XIV    AdvisorDesigns Variable Annuity            PIMCO Real Return Portfolio
                    June 26, 2000                                                         PIMCO Total Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
              Variflex Separate Account        Variflex Variable Annuity                  PIMCO All Asset Portfolio
                   January 31, 1984                                                       PIMCO Low Duration Portfolio
                                                                                          PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
              Variflex Separate Account        Variflex ES Variable Annuity               PIMCO All Asset Portfolio
                   January 31, 1984                                                       PIMCO Low Duration Portfolio
                                                                                          PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account VIII    Variflex LS Variable Annuity               PIMCO All Asset Portfolio
                  September 12, 1994                                                      PIMCO Low Duration Portfolio
                                                                                          PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account VIII    Variflex Signature Variable Annuity        PIMCO All Asset Portfolio
                  September 12, 1994                                                      PIMCO Low Duration Portfolio
                                                                                          PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account VIII    Variflex Extra Credit Variable Annuity     PIMCO All Asset Portfolio
                  September 12, 1994                                                      PIMCO Low Duration Portfolio
                                                                                          PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account XVII    ClassicStrategies Variable Annuity         PIMCO All Asset Portfolio
                  November 24, 2003                                                       PIMCO Low Duration Portfolio
                                                                                          PIMCO Real Return Portfolio
---------------------------------------------- ----------------------------------------- -------------------------------------
          SBL Variable Annuity Account XVII    ThirdFed Variable Annuity                  PIMCO All Asset Portfolio
                  November 24, 2003                                                       CUSIP 693394652
---------------------------------------------- ----------------------------------------- -------------------------------------


         Date:  July 1, 2005

                               AMENDMENT NUMBER 3
                           TO PARTICIPATION AGREEMENT


         WHEREAS, Security Benefit Life Insurance Company (the "Company"), PIMCO Variable Insurance Trust (the "Fund") and Allianz Global Investors Distributors (formerly PA Distributors LLC) (the "Underwriter") are parties to a Participation Agreement dated May 1, 2003 (the "Agreement"); and

         WHEREAS, terms of the Agreement contemplate that Accounts and Contracts of SBL that are eligible to purchase Designated Portfolios of the Fund may be changed from time to time by amending Schedule A to the Agreement; and

         WHEREAS, the parties wish to add certain Accounts and Contracts to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

         WHEREAS, capitalized terms used but not defined herein, shall have the meaning given them in the Agreement; and

         WHEREAS, all other terms of the Agreement shall remain in full force and effect;

         NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment # 3 to the Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


SECURITY BENEFIT LIFE
INSURANCE COMPANY:
                            By its authorized officer
                            By:      KALMANN BAKK, JR.
                            Name:    Kalmann Bakk, Jr.
                            Title:   Sr. Vice President & Chief Marketing
                                     Officer
                            Date:    August 31, 2005

PIMCO VARIABLE INSURANCE TRUST
                            By its authorized officer
                            By:      JEFFREY M. SARGENT
                            Name:    Jeffrey M. Sargent
                            Title:   Senior Vice President
                            Date:

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC
                            By its authorized officer
                            By:      E. BLAKE MORE, JR.
                            Name:    E. Blake Moore, Jr.
                            Title:   Managing Director and CEO
                            Date:    October 13, 2005

                                                          Date: October 13, 2005

                                   Schedule A

--------------------------------------------- ------------------------------ -------------------------------------------------
                     ACCOUNT(S)                      CONTRACT(S)                         DESIGNATED PORTFOLIO(S)
--------------------------------------------- ------------------------------ -------------------------------------------------
          SBL Variable Annuity Account XIV    SecureDesigns Variable         PIMCO All Asset Portfolio
                    June 26, 2000             Annuity                        PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------
          SBL Variable Annuity Account XIV    AdvanceDesigns Variable        PIMCO All Asset Portfolio
                    June 26, 2000             Annuity                        PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------
          SBL Variable Annuity Account XIV    AdvisorDesigns Variable        PIMCO Real Return Portfolio
                    June 26, 2000             Annuity                        PIMCO Total Return Portfolio
--------------------------------------------- ------------------------------ -------------------------------------------------
              Variflex Separate Account       Variflex Variable Annuity      PIMCO All Asset Portfolio
                  January 31, 1984                                           PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------
              Variflex Separate Account       VIVA Variable Annuity          PIMCO All Asset Portfolio
                  January 31, 1984                                           PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------
              Variflex Separate Account       PGA Variable Annuity           PIMCO All Asset Portfolio
                  January 31, 1984                                           PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------
          SBL Variable Annuity Account VIII   Variflex LS Variable Annuity   PIMCO All Asset Portfolio
                 September 12, 1994                                          PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio

                                       30

--------------------------------------------- ------------------------------ -------------------------------------------------
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------
          SBL Variable Annuity Account VIII   Variflex Signature Variable    PIMCO All Asset Portfolio
                 September 12, 1994           Annuity                        PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------


--------------------------------------------- ------------------------------ -------------------------------------------------
          SBL Variable Annuity Account VIII   Variflex Extra Credit          PIMCO All Asset Portfolio
                 September 12, 1994           Variable Annuity               PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------
          SBL Variable Annuity Account XVII   ClassicStrategies Variable     PIMCO All Asset Portfolio
                  November 24, 2003           Annuity                        PIMCO Low Duration Portfolio
                                                                             PIMCO Real Return Portfolio
                                                                             PIMCO CommodityRealReturn Strategy Portfolio
                                                                             PIMCO Foreign Bond Portfolio (U.S.
                                                                             Dollar-Hedged)
--------------------------------------------- ------------------------------ -------------------------------------------------
          SBL Variable Annuity Account XVII   ThirdFed Variable Annuity      PIMCO All Asset Portfolio
                  November 24, 2003
--------------------------------------------- ------------------------------ -------------------------------------------------


         Administrative Class shares will be offered for each Portfolio listed above, unless otherwise indicated.

         CUSIP NUMBERS:

         PIMCO All Asset Portfolio, CUSIP #693394652
         PIMCO Low Duration Portfolio, CUSIP # 693394306
         PIMCO Real Return Portfolio, CUSIP # 693394819
         PIMCO Total Return Portfolio, CUSIP # 693394405
         PIMCO CommodityRealReturn Strategy Portfolio, CUSIP #693394595 PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged), CUSIP #693394702

         Date:  August 23, 2005

                               AMENDMENT NUMBER 4

                           TO PARTICIPATION AGREEMENT

                                      AMONG

                    SECURITY BENEFIT LIFE INSURANCE COMPANY,

                         PIMCO VARIABLE INSURANCE TRUST,

                                       AND

                    ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

         WHEREAS, Security Benefit Life Insurance Company (the "Company"), PIMCO Variable Insurance Trust (the "Fund") and Allianz Global Investors Distributors, LLC (the "Underwriter") are parties to a Participation Agreement dated May 1, 2003, as amended (the "Agreement"); and

         WHEREAS, terms of the Agreement contemplate that it may be amended with the mutual agreement of the parties; and

         WHEREAS, the parties wish to change the use of the terms "Account," "Contract," and "Designated Portfolios" in such a way that the Accounts, Contracts and Designated Portfolios need not be listed on Schedule A to the Agreement, but nonetheless, for convenience the parties may determine to list them on Schedule A; and

         WHEREAS, capitalized terms used but not defined in this Amendment, shall have the meaning given them in the Agreement; and

         WHEREAS, all other terms of the Agreement shall remain in full force and effect;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree to amend the Agreement as follows:

1. The first paragraph of the Agreement is hereby deleted and replaced with the following:

         THIS AGREEMENT, dated as of the 1st day of May, 2003 (as subsequently amended), by and among Security Benefit Life Insurance company, (the "Company"), a Kansas life insurance company, on its own behalf and on behalf of each segregated asset account of the Company currently in existence or hereafter created (each account hereinafter referred to as the ("Account"), PIMCO Variable Insurance Trust (the "Fund"), a Delaware Statutory trust, and Allianz Global Investors Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (the "Underwriter"), a Delaware limited liability company. An Account will become subject to the terms of this Agreement as of the date such Account first invests in a Portfolio of the Fund.

2. The sixth recital clause of the Agreement is hereby deleted and replace with the following:

         WHEREAS, the Company has issued or will issue certain variable life insurance and/or variable annuity contracts supported wholly or partially by the Account (the "Contracts");

3. The seventh recital clause of the Agreement is hereby deleted and replaced with the following

         WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company; to set aside and invest assets attributable to the aforesaid Contracts

4. The ninth recital clause of the Agreement is hereby deleted and replaced with the following:

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the various Portfolios of the Fund on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value

5. It is agreed that Company, on behalf of an Account, has access under this Agreement to all Portfolios of the Fund and all share classes thereof (including Portfolios and share classes created in the future) and that it shall not be necessary to list the Accounts, the Contracts, the Portfolios or the share classes on Schedule A. It is further agreed that a Portfolio of the Fund shall become a "Designated Portfolio" hereunder as of the date an Account of the Company first invests in such Portfolio. Notwithstanding the fact that Accounts, Contracts and Designated Portfolios need not be listed on Schedule A, the parties may, in their discretion and for convenience and ease of reference only, include one or more Accounts, Contracts and Designated Portfolios on Schedule A from time to time.

6. In order to reflect the intent of this Amendment regarding Schedule A,
Section 1.1 of the Agreement is deleted and replaced with the following:

         1.1 The Fund has granted to the Underwriter exclusive authority to distribute the Fund's shares, and has agreed to instruct, and has so instructed, the Underwriter to make available to the Company for purchase on behalf of the Account Fund shares of the Designated Portfolios . Pursuant to such authority and instructions, and subject to Article X hereof, the Underwriter agrees to make available to the Company for purchase on behalf of the Account, the shares of any Designated Portfolio as requested by the Company, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) a Fund series (other than a Fund series that constitutes a Designated Portfolio as of October 13,
         2006) in existence now or that may be established in the future may be made available to the Company on terms different than those set forth herein as the Underwriter may so provide in writing to the Company, and
         (ii) the Board of Trustees of the Fund (the "Board") may suspend or terminate the offering of Fund shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary in the best interests of the shareholders of such Designated Portfolio.

7. Delete Section 5.1 and replace with the following:

         Except as otherwise provided herein, no party to this Agreement shall pay any fee or other compensation to any other party to this Agreement. Except as otherwise provided herein, all expenses incident to performance by a party under this Agreement shall be paid by such party.

8.       In order to reflect the intent of this Amendment regarding Schedule A,
         Section 12.1 of the Agreement is deleted and replaced with the following:

         12.1 All persons dealing with the Fund must look solely to the property of the Fund, and in the case of a series company, the respective Designated Portfolios as though each such Designated Portfolio had separately contracted with the Company and the Underwriter for the enforcement of any claims against the Fund. The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund

9. The existing Schedule A is deleted in its entirety and replaced with the accompanying Schedule A

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment Number 4 to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

SECURITY BENEFIT LIFE
INSURANCE COMPANY
                            By its authorized officer
                            By:      THOMAS A. SWANK
                            Name:    Thomas A. Swank
                            Title:    Sr. Vice President, CFO and Treasurer
                            Date:    10/13/06

PIMCO VARIABLE INSURANCE TRUST
                            By its authorized officer
                            By:      JEFFREY M. SARGENT
                            Name:    Jeffrey M. Sargent
                            Title:   Senior Vice President
                            Date:    10/20/06

ALLIANZ GLOBAL INVESTORS
DISTRIBUTORS LLC
                            By its authorized officer
                            By:      JAMES PATRICK
                            Name:    James Patrick
                            Title:   Managing Director
                            Date:    11/10/06

                                   SCHEDULE A

         ACCOUNTS - All Accounts of the Company, including, without limitation:

         Variflex Separate Account
         SBL Variable Annuity Account VIII
         SBL Variable Annuity Account XIV
         SBL Variable Annuity Account XVII

         CONTRACTS - All Contracts of the Company, including without limitation:

         Variflex Variable Annuity
         VIVA Variable Annuity
         PGA Variable Annuity
         Variflex Extra Credit Variable Annuity
         Variflex LS Variable Annuity
         Variflex Signature Variable Annuity
         AdvisorDesigns Variable Annuity
         AdvanceDesigns Variable Annuity
         SecureDesigns Variable Annuity
         ClassicStrategies Variable Annuity
         ThirdFed Variable Annuity
         EliteDesigns Variable Annuity


         DESIGNATED PORTFOLIOS - All Portfolios of the Fund, including without limitation:

         All Asset All Authority Portfolio
         All Asset Portfolio
         CommodityRealReturn Strategy Portfolio
         Diversified Income Portfolio
         Emerging Markets Bond Portfolio
         Foreign Bond Portfolio (U.S. Dollar-Hedged)
         Foreign Bond Portfolio (Unhedged)
         Global Bond Portfolio (Unhedged)
         High Yield Portfolio Long-Term U.S. Government Portfolio
         Low Duration Portfolio Money Market Portfolio Real Return Portfolio RealEstateRealReturn Strategy Portfolio Short-Term Portfolio StocksPLUS(R) Growth & Income Portfolio

         StocksPLUS(R) Total Return Portfolio
         Total Return Portfolio
         Total Return Portfolio II

         Additionally, the "Designated Portfolios" will include any Portfolio of the Fund created subsequent to the date hereof.

         SHARE CLASSES: - All Share Classes of the Fund*, including without limitation:

         Administrative Class
         Advisor Class
         M Class
         * Certain Share Classes are not available in certain Portfolios of the Fund.

         Additionally, a permitted share classes of a Designated Portfolio will include any share class created subsequent to the date hereof.

         Date:  October 13, 2006

                                 AMENDMENT NO. 5
                           TO PARTICIPATION AGREEMENT


         THIS AMENDMENT NO. 5 TO THE PARTICIPATION AGREEMENT is entered into as of March 12, 2007, by and between Allianz Global Investors Distributors LLC ("AGID"), the principal underwriter for Premier VIT and PIMCO Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") and Security Benefit Life Insurance Company ("Company").

         WHEREAS, the Company and AGID are parties to that certain Participation Agreement dated April 25, 2002, as amended, and

         WHEREAS, AGID and Company (each a "Party" and, together, the "Parties") seek to enter into this Amendment in order for the Trusts, AGID and Company to comply with the requirements of Rule 22c-2 ("Rule 22c-2") under the Investment Company Act of 1940, as amended (the "1940 Act"), and to make other changes to the Participation Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID and Company hereby agree as follows:

A.       CONTRACTHOLDER INFORMATION

A.1. AGREEMENT TO PROVIDE INFORMATION. Company agrees to provide Fund Agent, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number, if known, of any or all Contractholder(s) of the account, the name or other identifier of any investment professional(s) associated with the Contractholder(s) or account (if known), and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Company during the period covered by the request. Unless otherwise specifically requested by the Fund Agent, the Company shall only be required to provide information relating to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions.

         A.1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. Fund Agent may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Fund.

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

                  If requested by Fund Agent, Company will provide the information specified in Section A.1 above for each trading day.

         A.1.2. FORM AND TIMING OF RESPONSE. Company agrees to provide, promptly upon request of Fund Agent, the requested information specified in Section A.1. Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section A.1 is itself a "financial intermediary," as that term is defined in Rule 22c-2 (an "Indirect Intermediary") and, upon request of Fund Agent, promptly either (i) provide (or arrange to have provided) the information set forth in Section A.1 for those Contractholders who hold an account with an Indirect Intermediary or (ii) restrict or prohibit the Indirect Intermediary from purchasing Shares in nominee name on behalf of other persons. Intermediary additionally agrees to inform Fund Agent whether it plans to perform (i) or (ii) above. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties. To the extent practicable, the format for any Contractholder and transaction information provided to Fund Agent should be consistent with the NSCC Standardized Data Reporting Format.

         A.1.3. LIMITATIONS ON USE OF INFORMATION. Fund Agent agrees not to use the information received hereunder for marketing or any other similar purpose without the prior written consent of Company; provided, however, that this provision shall not limit the use of publicly available information, information already in the possession of Fund Agent, a Trust or their affiliates (and not received from Company)at the time the information is received pursuant to this Amendment or information which lawfully comes into the possession of Fund Agent, a Trust or their affiliates from a third party who is under no duty (contractual or otherwise) of confidentiality.

B.       EXECUTION OF TRADING RESTRICTION INSTRUCTIONS

B.1. AGREEMENT TO RESTRICT TRADING. Company agrees to execute written instructions from Fund Agent to restrict or prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund Agent as having engaged in transactions in Shares (directly or indirectly through Intermediary's account) that violate policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by a Fund. Unless otherwise directed by Fund Agent, any such restrictions or prohibitions shall only apply to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions that are effected directly or indirectly through Company.

         B.1.1. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN or GII and the specific individual Contractholder number or participant account number associated with the Contractholder, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, GII or the specific individual Contractholder number or participant account number associated with the Contractholder is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or account(s) or other agreed upon information to which the instruction relates.

         B.1.2. TIMING OF RESPONSE. Company agrees to execute instructions from Fund Agent as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by Company.

         B.1.3. CONFIRMATION BY INTERMEDIARY. Company must provide written confirmation to Fund Agent that Fund Agent's instructions to restrict or prohibit trading have been executed. Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

C.       DEFINITIONS

         For purposes of this Amendment, certain terms are used as defined in the preamble or body of this Amendment. The following terms shall have the following meanings, unless a different meaning is clearly required by the context:

C.1. The term "Contractholder" means the holder of interests in a Contract or a participant in an employee benefit plan with a beneficial interest in a Contract.

C.2. The term "Contractholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as a transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as a result of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as a result of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required "free look" period.

         The term "Contractholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

C.3. The term "Funds" shall mean the constituent series of the Trusts, but for purposes of Section A of this Amendment shall not include Funds excepted from the requirements of paragraph (a) of Rule 22c-2 by paragraph (b) of Rule 22c-2.

C.4. The term "Fund Agent" shall mean AGID or such other persons or entities as may be designated as such by the Trusts for purposes of this Amendment from time to time.

C.5. The term "Participation Agreement" shall mean the Participation Agreement and/or other similar agreement(s) relating to transactions in Shares to which Company is a party.

C.6. The term "promptly" shall mean as soon as practicable but in no event later than five (5) business days from Company's receipt of the request for information from Fund Agent

C.7. The term "Shares" means the interests of Contractholders corresponding to the redeemable securities of record issued by a Fund.

C.8. The term "written" includes electronic writings and facsimile transmissions.

In addition, for purposes of this Amendment, the term "purchase" does not include the automatic reinvestment of dividends or distributions.

D.       ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         The Participation Agreement is hereby further amended to incorporate the provisions set forth in Exhibit A hereto.

E.       SCOPE OF AMENDMENT

         Company acknowledges and agrees that this Amendment shall apply to the handling of all transactions in Shares, whether authorized under the Participation Agreement or any other agreement between or among Company and a Trust, any transfer agent of a Trust, AGID, any other Fund Agent or any of their affiliates, and further acknowledges and agrees that the Participation Agreement and any other such agreement is hereby modified to the extent necessary to reflect the agreements herein.

F.       EFFECTIVE DATE

         This Amendment shall be effective upon its execution hereof or, if later, upon the effectiveness of the provisions of Rule 22c-2 relating to agreements with "financial intermediaries" (as such term is defined in Rule 22c-2). Prior to the effective date of this Amendment, AGID and Company agree that any request made to Company by AGID for Contractholder transaction information, and Company's response to such request, shall be governed by whatever practices AGID and Company had utilized in the absence of a formal agreement, if any, to govern such requests.



G.       AMENDMENTS TO COMPLY WITH RULE 22C-2

         This Agreement may not be amended without written consent of the parties hereto.


                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 5 to be executed as of the date first above written.

                            ALLIANZ GLOBAL INVESTORS
                            DISTRIBUTORS LLC

                            JAMES PATRICK
                            By:      James Patrick
                            Title:   Managing Director



Legal name of Intermediary:


SECURITY BENEFIT LIFE INSURANCE COMPANY

THOMAS A. SWANK
By:  Thomas A. Swank
Title:  Chief Operating Officer

                                    EXHIBIT A

                ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         Capitalized terms used in the provisions set forth below are used as defined in the Participation Agreement.

         COMPLIANCE MATTERS. As required by the Participation Agreement, Company shall comply with provisions of the Prospectuses and Statement of Additional Information of each Trust, and with applicable federal and state securities laws. Among other things, Company shall be responsible for reasonably assuring that: (a) only orders to purchase, redeem or exchange Shares received by Company or any Indirect Intermediary prior to the Valuation Time shall be submitted directly or indirectly by Company to the Fund or its transfer agent or other applicable agent for receipt of a price based on the net asset value per Share calculated for that day in accordance with Rule 22c-1 under the 1940 Act(1); and
         (b) Company shall cause to be imposed and/or waived applicable redemption fees, if any, only in accordance with the relevant Fund's then current Prospectuses or Statement of Additional Information and/or as instructed by Fund Agent. Company further agrees to make reasonable efforts to assist the Funds and their service providers (including but not limited to Fund Agent) to detect, prevent and report market timing or excessive short-term trading of Shares. To the extent Company has actual knowledge of violations of Fund policies (as set forth in the applicable Fund's then current Prospectuses or Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, if any, Company agrees to report such known violations to Fund Agent. For purposes of this provision, the term "Valuation Time" refers to the time as of which the Shares are valued on each business day, currently the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business.

(1) Orders to purchase, redeem or exchange Fund shares received by Company subsequent to the Valuation Time on any given day shall receive a price based on the next determined net asset value per Share in accordance with Rule 22c-1 under the 1940 Act.


-----------

(1) Orders to purchase, redeem or exchange Fund shares received by Company subsequent to the Valuation Time on any given day shall receive a price based on the next determined net asset value per Share in accordance with Rule 22c-1 under the 1940 Act.